UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

TAX-FREE FIXED INCOME FUND III FOR
PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ADJOURNMENT OF ANNUAL MEETING OF SHAREHOLDERS

UNTIL JANUARY 13, 2022

To the Shareholders of the Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Shareholders (the “Annual Meeting”) of the Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund III, Inc. and hereinafter referred to as the “Fund”) will be reconvened on Thursday, January 13, 2022, at 11:30 AM Atlantic Standard Time (10:30 AM Eastern Standard Time). The Annual Meeting will be reconvened for the following purposes:

1.	To elect three (3) directors of the Fund (PROPOSAL 1);
2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)—To repeal any provision of, or amendment, to the Amended and Restated By-Laws of the Fund adopted by the Board without the approval of the Fund’s shareholders subsequent to September 23, 2021 (PROPOSAL 2); and
3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The Annual Meeting was originally convened on October 28, 2021 and was subsequently adjourned to November 30, 2021 to solicit proxies from the Fund’s shareholders to achieve a quorum at the Annual Meeting. On November 30, 2021, the Annual Meeting was reconvened and then adjourned again without transacting any other business to be held virtually on the date and time set forth in this notice.

The items mentioned above are discussed in greater detail in the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2021 (the “Proxy Statement”), as supplemented by Amendment No. 1 filed with the SEC on October 29, 2021 and the attached Amendment No. 2. This notice should be read in conjunction with the Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, September 8, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (4:00 p.m. Eastern Standard Time) on January 12, 2022 to attend and vote at the Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on September 8, 2021, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 30th day of November, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. Announces Adjournment of Annual Meeting of Shareholders to January 13, 2022

SAN JUAN, Puerto Rico – November 30, 2021 – Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc. (“the Fund”) today reconvened and then adjourned the Annual Meeting of Shareholders of the Fund (the “Annual Meeting”) without transacting any other business. The Annual Meeting, which was originally convened on October 28, 2021 and was subsequently adjourned to November 30, 2021 has been adjourned again to be reconvened virtually on Thursday, January 13, 2022 at 11:30 AM Atlantic Standard Time (10:30 AM Eastern Standard Time).

The transaction of business at the Annual Meeting requires a quorum of more than one-half of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the Annual Meeting. Accordingly, the Annual Meeting has been adjourned again to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the Annual Meeting.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE ON THE WHITE PROXY CARD: (1) “FOR” PROPOSAL 1 TO ELECT THE THREE DIRECTOR NOMINEES NAMED THEREIN FOR ELECTION AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED; AND (2) “AGAINST” PROPOSAL 2 TO REPEAL ANY PROVISION OF, OR AMENDMENT TO, THE AMENDED AND RESTATED BY-LAWS OF THE FUND ADOPTED BY THE BOARD WITHOUT THE APPROVAL OF THE FUND’S SHAREHOLDERS SUBSEQUENT TO SEPTEMBER 23, 2021. THESE PROPOSALS ARE DISCUSSED IN GREATER DETAIL IN THE PROXY STATEMENT, WHICH WE ADVISE YOU TO READ IN ITS ENTIRETY.

The record date for the adjourned Annual Meeting remains the close of business on September 8, 2021. Shareholders who have already voted do not need to recast their votes unless they wish to change their votes. Proxies previously submitted will be voted at the reconvened meeting unless properly revoked. Shareholders who have not already voted or wish to change their vote are encouraged to do so promptly using the instructions provided in their voting instruction form or proxy card.

The Board of Directors does not know of any matters to be properly brought before the Annual Meeting other than the proposals described in the Proxy Statement.

In the event you receive any materials from Ocean Capital LLC (“Ocean Capital”) or any of its affiliates, we urge you to discard any such materials. The Fund also encourages you NOT to sign or return any blue proxy cards that may be sent to you by Ocean Capital or any of its affiliates in favor of Ocean Capital’s director nominees or shareholder proposal. If you vote—or have already voted—using a blue proxy card sent to you by Ocean Capital, you can revoke it by voting using the WHITE proxy card sent to you or by voting virtually at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting.

If shareholders have questions about how to vote their shares, they should immediately contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

Shareholders of the Fund can obtain copies of the definitive proxy statement filed by the Fund with U.S. Securities and Exchange Commission (the “SEC”) on September 30, 2021, as supplemented by Amendment No. 1 filed with the SEC on October 29, 2021 (“Amendment No. 1”) and this Amendment No. 2 (“Amendment No. 2”, and as amended and supplemented by Amendment No. 1 and Amendment No. 2, the “Proxy Statement”), any future supplements to the Proxy Statement and other documents filed by the Fund with the SEC for no charge at the SEC’s website at www.sec.gov.

IT IS IMPORTANT THAT YOUR WHITE PROXY CARDS BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN, DATE, AND RETURN YOUR WHITE PROXY CARD TODAY.

In San Juan, Puerto Rico, this 30th day of November, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary